UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM N-CSR


          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08081

Name of Fund:  MuniHoldings Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniHoldings Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/05

Date of reporting period: 05/01/04 - 04/30/05

Item 1 -   Report to Stockholders


MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.


Annual Reports
April 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. seek to provide shareholders with current income exempt from federal income taxes by investing primarily in portfolios of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Under normal circumstances, MuniHoldings Insured Fund, Inc. invests at least 80% of its total assets in municipal bonds that are covered by insurance.

These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2005, the percentages of MuniHoldings Fund, Inc.'s and MuniHoldings Insured Fund, Inc.'s total net assets invested in inverse floaters were 2.43% and 5.01%, respectively, before the deduction of Preferred Stock.



ANNUAL REPORTS, APRIL 30, 2005



A Letter From the President


Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:


Total Returns as of April 30, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +3.28%        + 6.34%
Small-cap U.S. equities (Russell 2000 Index)                            -0.15%        + 4.71%
International equities (MSCI Europe Australasia Far East Index)         +8.71%        +14.95%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.98%        + 5.26%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.93%        + 6.81%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.65%        + 6.92%

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Manager


The Funds outperformed their respective Lipper category averages for the fiscal year, as we remained focused on generating yield and preserving the portfolios' underlying value in a volatile interest rate environment.


Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved sharply lower over the past 12 months as short-term interest rates increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. An advanced estimate of first quarter 2005 GDP growth came in at an unexpectedly low 3.1%, although that figure was later revised upward to 3.5%.

It appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, and interest rate action on the part of the Federal Reserve Board (the Fed). Over the past 12 months, 30-year Treasury bond yields declined 78 basis points (.78%) to 4.51%, while 10-year Treasury note yields fell 32 basis points to 4.21%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings during the period, and most recently increased the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

Tax-exempt bond yields exhibited a similar pattern during the period. Yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 45 basis points to 4.83%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 56 basis points to 4.37%, while AAA-rated bonds maturing in 10 years saw their yields decline 39 basis points to 3.57% during the 12-month period.

Over the past year, approximately $376 billion in long-term municipal securities was underwritten, roughly in line with last year's issuance. More recently, the pace of issuance has quickened. During the last six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. More than $105 billion in new long-term municipal securities was issued over the last three months, an increase of 13% compared to the same period a year ago. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities have sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through March 31, 2005, net new cash flows into long-term municipal bond funds exceeded $1.3 billion. This represented a significant improvement from the $516 million seen during the same period in 2004. However, AMG Data Services reports that recent weekly figures for the month of April have shown a modest reversal in the positive flows seen in the first three months of the year. Still, throughout much of the past 12 months, high yield tax-exempt bond funds experienced positive net cash flows. During the last week of April, these lower-rated/non-rated bond funds received more than $110 million in inflows. The need to invest these ongoing cash flows has led to strong demand for lower-rated issues and a resultant narrowing of credit spreads.

Looking ahead, we would expect the long-term municipal market to perform at least as well as the U.S. Treasury market. The tax-exempt market's technical position remains favorable. The 30-day visible supply of new underwritings at the end of April stood at approximately $6.3 billion, slightly below its current 30-day moving average. In addition, it is likely that the increase in issuance seen in recent months has borrowed from supply expected to be issued later in the year. The refunding transactions that inflated this six-month period's supply are unlikely to be repeated later in the year. Tax-exempt bonds' attractive yield ratios versus taxable securities should continue to attract both traditional and nontraditional investors, especially if new municipal bond issuance remains modest.


MuniHoldings Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended April 30, 2005, the Common Stock of MuniHoldings Fund, Inc. had net annualized yields of 7.06% and 7.15%, based on a year-end per share net asset value of $16.31 and a per share market price of $16.12, respectively, and $1.152 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +12.95%, based on a change in per share net asset value from $15.54 to $16.31, and assuming reinvestment of all distributions.



ANNUAL REPORTS, APRIL 30, 2005



The Fund's total return, based on net asset value, exceeded the +10.67% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is attributed to its overweight exposure to spread product - that is, the lower-quality, higher-yielding portion of the municipal bond market. As mentioned earlier, these securities enjoyed strong performance as investors continued to accept risk in their portfolios and the spreads on these credits (versus higher-quality issues of comparable maturity) continued to narrow. Several of the same credits that contributed to the Fund's outperformance in previous periods continued to experience above-average price appreciation during the past 12 months. Among them were the bonds of Pocahontas Parkway, a toll-road in Virginia, which improved following increases in both toll rates and traffic flow. Spreads on the bonds of National Gypsum Company, a producer of wallboard for the building industry, continued to contract on positive earnings releases derived from the strong housing market. Credit spreads on another corporate-backed credit, the chemical company Hoechst Celanese Corp., also narrowed during the year on news of an equity IPO (initial public offering) coming to market to help reduce debt on the company's balance sheet.

For the six-month period ended April 30, 2005, the total investment return on the Fund's Common Stock was +5.19%, based on a change in per share net asset value from $16.07 to $16.31, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Over the past 12 months, we concentrated on reducing the Fund's exposure to spread product and reinvesting the proceeds in the high-grade market, where we believe a better balance of risk and reward exists. In particular, we reduced exposure to credits rated BBB and lower, as these securities significantly outperformed the broader market over the past 20 months.

Purchases during the past 12 months have been aimed at capitalizing on the relative cheapness of New York and New Jersey tax-exempt bonds. A dramatic increase in new-issue supply during the period caused a temporarily weak technical market for municipal bonds in both states, presenting an attractive buying opportunity. We believe the Fund will benefit as spreads on New York and New Jersey issues return to more normal levels.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.81% for Series A and 1.79% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 175 basis points during the 12-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.81% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Our primary focus is on maintaining the portfolio's current yield and protecting the Fund's net asset value in case of a future rise in long-term interest rates. Despite slower GDP growth in the first quarter of 2005, we expect the economy to continue to gain strength over the next several quarters, pushing interest rates slightly higher. We will continue to reduce our exposure to spread product with the expectation of reaching a market-neutral exposure within the next three months.



ANNUAL REPORTS, APRIL 30, 2005



A Discussion With Your Funds' Portfolio Manager (concluded)


MuniHoldings Insured Fund, Inc.

How did the Fund perform during the fiscal year?

For the 12-month period ended April 30, 2005, the Common Stock of MuniHoldings Insured Fund, Inc. had net annualized yields of 6.32% and 6.66%, based on a year-end per share net asset value of $14.44 and a per share market price of $13.70, respectively, and $.912 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +9.35%, based on a change in per share net asset value from $14.12 to $14.44, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +9.18% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The portfolio's slightly defensive positioning in a very volatile interest rate environment enabled the Fund to provide a competitive return with lower volatility in net asset value than many of its Lipper peers. Our strategy was to avoid those areas of the yield curve that were demonstrating the most volatility, particularly the 10-year and shorter areas of the curve, and to move out on the curve to the 20-year range and longer. This not only shielded the Fund from much of the volatility, but also helped to augment yield.

For the six-month period ended April 30, 2005, the total investment return on the Fund's Common Stock was +2.53%, based on a change in per share net asset value from $14.55 to $14.44, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. We continued shifting the portfolio's focus further out the yield curve by reducing exposure to securities with 15-year - 20-year maturities and increasing exposure further out on the curve.

The Fund purchased bonds recently issued by Puerto Rico Electric Power. These bonds were insured by XL Capital Assurance (XLCA) and CIFG, relatively new AAA-rated insurers in the municipal marketplace. In anticipation that they would outperform over time, these bonds came with yields at a generous spread above those offered by bonds backed by traditional insurers, such as Financial Guaranty Insurance Company (FGIC), Financial Security Assurance (FSA) and AMBAC. In fact, with recent negative news regarding potential accounting irregularities at MBIA Insurance Corp., the spread for bonds insured by XLCA and CIFG narrowed by five basis points as market participants sought more insurance company diversification.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.82% for Series A and 1.85% for Series B. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 175 basis points during the 12-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 41.90% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)



ANNUAL REPORTS, APRIL 30, 2005



How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was fully invested and, in anticipation of higher long-term interest rates, defensively positioned. We continue to emphasize competitive yield and preservation of the Fund's net asset value. While we have begun to restructure the portfolio with bonds offering slightly longer maturity dates, those securities added in recent months have tended to be premium-coupon bonds with defensive characteristics. Such a defensive posture has enabled the Fund to increase its yield generation potential while helping to insulate it from the volatility expected to accompany a rising interest rate environment.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


May 26, 2005



Portfolio Information


Quality Profiles as of April 30, 2005


                                               Percent of
MuniHoldings Fund, Inc. by                       Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           25.1%
AA/Aa                                              7.4
A/A                                               20.8
BBB/Baa                                           20.8
BB/Ba                                              4.4
B/B                                                2.7
CCC/Caa                                            1.4
NR                                                17.4
Other*                                              --**

 * Includes portfolio holdings in short-term investments and variable interest rate demand notes.

** Amount is less than .01%.



                                               Percent of
MuniHoldings Insured Fund, Inc. by               Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           87.8%
AA/Aa                                              3.5
A/A                                                6.3
BBB/Baa                                            2.4
Other*                                              --**

 * Includes portfolio holdings in short-term investments.

** Amount is less than .01%.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                                           MuniHoldings Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
Alabama--3.0%        $ 1,750   Camden, Alabama, IDB, Exempt Facilities Revenue Bonds (Weyerhaeuser Company),
                               Series A, 6.125% due 12/01/2024                                                          $   1,935
                       4,550   Jefferson County, Alabama, Limited Obligation School Warrants, Series A, 5% due
                               1/01/2024                                                                                    4,742

Alaska--0.3%             700   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (BP Pipelines Inc. Project),
                               VRDN, Series B, 3.03% due 7/01/2037 (f)                                                        700

Arizona--3.3%                  Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools
                               Project 1), Series A:
                         935       6.50% due 7/01/2012                                                                        947
                       2,300       6.75% due 7/01/2029                                                                      2,294
                       1,200   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding (El Paso
                               Electric Company Project), Series A, 6.25% due 5/01/2037                                     1,210
                       3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America West
                               Airlines Inc. Project), AMT, 6.30% due 4/01/2023                                             2,250
                         675   Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds, 6.375%
                               due 1/01/2015                                                                                  706

Arkansas--3.6%                 University of Arkansas, University Construction Revenue Bonds (UAMS Campus),
                               Series B (h):
                       2,000       5% due 11/01/2023                                                                        2,139
                       5,675       5% due 11/01/2034                                                                        5,960

California--25.1%        875   Agua Caliente Band of Cahuilla Indians, California, Casino Revenue Bonds, 5.60%
                               due 7/01/2013                                                                                  891
                       2,965   California Infrastructure and Economic Development Bank, Insured Revenue Bonds
                               (Rand Corporation), Series A, 5.50% due 4/01/2032 (a)                                        3,250
                       3,405   California Pollution Control Financing Authority, PCR, Refunding, DRIVERS, AMT,
                               Series 878Z, 7.113% due 12/01/2009 (g)(h)                                                    3,979
                       7,000   California State Department of Water Resources, Power Supply Revenue Bonds, Series A,
                               5.25% due 5/01/2020                                                                          7,565
                       3,000   California State, GO, Refunding, 5.375% due 10/01/2027                                       3,248
                       6,800   California State Public Works Board, Lease Revenue Bonds (Department of Corrections),
                               Series C, 5.25% due 6/01/2028                                                                7,205
                       2,500   California State, Various Purpose, GO, 5.50% due 4/01/2028                                   2,734
                       3,870   California Statewide Communities Development Authority, Health Facility Revenue Bonds
                               (Memorial Health Services), Series A, 6% due 10/01/2023                                      4,394
                               Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                               Revenue Bonds:
                       1,165       Series A-3, 7.875% due 6/01/2042                                                         1,350
                       3,000       Series B, 5.75% due 6/01/2021                                                            3,208
                       1,670       Series B, 5.625% due 6/01/2033                                                           1,813
                       7,955   Los Angeles, California, Unified School District, GO, Series A, 5% due 1/01/2028 (h)         8,357
                               Montebello, California, Unified School District, GO (b):
                       2,405       5.61%** due 8/01/2022                                                                    1,063
                       2,455       5.61%** due 8/01/2023                                                                    1,025
                       2,095   Oceanside, California, Unified School District, GO (Election of 2000), Series C,
                               5.25% due 8/01/2032 (h)                                                                      2,244
                       3,950   Sacramento County, California, Sanitation District Financing Authority, Revenue
                               Refunding Bonds, RIB, Series 366, 8.462% due 12/01/2027 (g)                                  4,170

Colorado--2.7%         2,645   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee),
                               Series A, 7.35% due 9/01/2031                                                                2,829
                       3,000   Interlocken, Colorado, GO, Refunding (Metropolitan District), Series A, 5.75% due
                               12/15/2019 (c)                                                                               3,265


Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes



ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                               MuniHoldings Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
Connecticut--3.5%    $ 2,285   Bridgeport, Connecticut, Senior Living Facilities Revenue Bonds (3030 Park Retirement
                               Community Project), 7.25% due 4/01/2035                                                  $   2,360
                       2,165   Connecticut State Development Authority, Airport Facility Revenue Bonds
                               (LearJet Inc. Project), AMT, 7.95% due 4/01/2026                                             2,569
                       2,735   Connecticut State Development Authority, IDR (AFCO Cargo BDL--LLC Project), AMT, 8%
                               due 4/01/2030                                                                                2,902

Florida--5.7%          1,430   Broward County, Florida, Airport Exempt Facility Revenue Bonds (Learjet Inc. Project),
                               AMT, 7.50% due 11/01/2020                                                                    1,621
                               Midtown Miami, Florida, Community Development District, Special Assessment Revenue
                               Bonds:
                       2,250       Series A, 6.25% due 5/01/2037                                                            2,340
                       2,550       Series B, 6.50% due 5/01/2037                                                            2,668
                       3,225   Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando
                               Regional Healthcare), 6% due 12/01/2028                                                      3,511
                         900   Orlando, Florida, Urban Community Development District, Capital Improvement Special
                               Assessment Bonds, Series A, 6.95% due 5/01/2033                                                962
                       1,685   Preserve at Wilderness Lake, Florida, Community Development District, Capital
                               Improvement Bonds, Series A, 5.90% due 5/01/2034                                             1,704

Georgia--0.9%          1,750   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station Project), 7.90% due 12/01/2024      1,908

Illinois--3.4%           790   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8% due 10/01/2016                 832
                       1,000   Chicago, Illinois, O'Hare International Airport, Special Facility Revenue Refunding
                               Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024                                   905
                       1,200   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75% due 12/01/2032          1,246
                       4,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series C-2, 5.35% due 2/01/2027     4,120
                         600   Illinois State Finance Authority Revenue Bonds (Northwestern University), VRDN,
                               Sub-Series A, 2.97% due 12/01/2034 (f)                                                         600

Indiana--2.4%          8,985   Allen County, Indiana, Redevelopment District Tax Increment Revenue Bonds (General
                               Motors Development Area), 7%** due 11/15/2013                                                5,379

Kentucky--1.0%         2,000   Louisville and Jefferson Counties, Kentucky, Metropolitan Sewer District, Sewer and
                               Drain System Revenue Bonds, Series A, 5.50% due 5/15/2034 (h)                                2,208

Louisiana--1.5%        3,145   Louisiana Public Facilities Authority, Mortgage Revenue Refunding Bonds (Baton Rouge
                               General Medical Center Project), 5.25% due 7/01/2033 (h)(l)                                  3,342

Maryland--4.8%         1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel Mills
                               Project), 7.10% due 7/01/2009 (i)                                                            2,198
                               Maryland State Economic Development Corporation, Student Housing Revenue Bonds
                               (University of Maryland College Park Project):
                       1,760       6% due 6/01/2021                                                                         1,904
                       1,700       6.50% due 6/01/2027                                                                      1,869
                       2,750   Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds
                               (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019                                    2,809
                       2,000   Maryland State Health and Higher Educational Facilities Authority Revenue Bonds
                               (Calvert Health System), 5.50% due 7/01/2036                                                 2,096

Massachusetts--1.1%    1,000   Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Eastern
                               Nazarene College), 5.625% due 4/01/2029                                                        967
                       1,440   Massachusetts State, GO (Consolidated Loan of 2005), Series A, 5% due 3/01/2023 (e)          1,539

Michigan--2.9%         1,400   Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical
                               Center), Series A, 6% due 7/01/2020 (k)                                                      1,528
                       4,805   Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit
                               Edison Pollution Control), AMT, Series B, 5.65% due 9/01/2029                                5,056

Minnesota--1.7%        3,500   Minneapolis, Minnesota, Community Development Agency, Supported Development Revenue
                               Refunding Bonds, Series G-3, 5.45% due 12/01/2031                                            3,705

Mississippi--4.5%      7,675   Claiborne County, Mississippi, PCR, Refunding (System Energy Resources Inc. Project),
                               6.20% due 2/01/2026                                                                          7,677
                       2,500   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy
                               Resources Inc. Project), 5.90% due 5/01/2022                                                 2,535


ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                               MuniHoldings Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
Missouri--1.4%       $ 2,000   Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                               (Gravois Bluffs), 7% due 10/01/2021                                                      $   2,161
                       1,000   Missouri State Development Finance Board, Infrastructure Facilities Revenue
                               Refunding Bonds (Branson), Series A, 5.50% due 12/01/2032                                    1,049

Nevada--1.3%           3,000   Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70% due
                               6/01/2022 (b)                                                                                3,030

New Jersey--9.8%               New Jersey EDA, Cigarette Tax Revenue Bonds:
                       5,385       5.75% due 6/15/2029                                                                      5,772
                       2,280       5.75% due 6/15/2034                                                                      2,435
                               New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                       1,475       (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031                                1,567
                       2,600       (Seabrook Village Inc.), 8.25% due 11/15/2030                                            2,887
                               New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
                       1,000       6.625% due 9/15/2012                                                                       922
                       2,950       6.25% due 9/15/2029                                                                      2,386
                       3,325   New Jersey Health Care Facilities Financing Authority Revenue Bonds (South Jersey
                               Hospital), 6% due 7/01/2026                                                                  3,558
                       2,315   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due 6/01/2041       2,501

New Mexico--0.9%       2,000   Farmington, New Mexico, PCR, Refunding (Public Service Company--San Juan Project),
                               Series A, 6.30% due 12/01/2016                                                               2,139

New York--14.2%        1,190   Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Saint Francis
                               Hospital), Series A, 7.50% due 3/01/2029                                                     1,232
                         535   New York City, New York, City IDA, Civic Facility Revenue Bonds, Series C, 6.80% due
                               6/01/2028                                                                                      554
                       1,110   New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways
                               PLC Project), AMT, 7.625% due 12/01/2032                                                     1,164
                       6,000   New York City, New York, GO, Refunding, Series G, 5.75% due 2/01/2006 (b)(i)                 6,228
                       2,210   New York City, New York, GO, Series F, 6% due 8/01/2016 (h)                                  2,329
                               New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                               Series A (a):
                       3,485       5.25% due 10/15/2027                                                                     3,811
                       2,500       5% due 10/15/2029                                                                        2,651
                       2,715   New York State Dormitory Authority Revenue Bonds (School Districts Financing Program),
                               Series D, 5.25% due 10/01/2023 (h)                                                           2,955
                               Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                       3,150       Series A-1, 5.50% due 6/01/2018                                                          3,501
                       3,500       Series C-1, 5.50% due 6/01/2017                                                          3,845
                       1,400       Series C-1, 5.50% due 6/01/2022                                                          1,528
                       2,080   Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds
                               (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034                                    2,112

North Carolina--0.5%   1,000   North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (The ARC of
                               North Carolina Projects), Series A, 5.80% due 10/01/2034                                     1,012

Oklahoma--0.6%         1,425   Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding Bonds (AMR Corporation),
                               AMT, Series A, 5.375% due 12/01/2035                                                         1,384

Oregon--0.9%           2,050   Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds (Wauna
                               Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016                                    2,101

Pennsylvania--6.0%     3,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds
                               (National Gypsum Company), AMT, Series B, 6.125% due 11/01/2027                              3,734
                         725   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, 7.75% due
                               12/01/2017                                                                                     741
                       2,500   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development (Days Inn),
                               Refunding, Series B, 6.50% due 10/01/2027                                                    2,578
                               Philadelphia, Pennsylvania, Authority for Industrial Development, Senior Living
                               Revenue Bonds:
                       1,105       (Arbor House Inc. Project), Series E, 6.10% due 7/01/2033                                1,073
                       1,245       (Saligman House Project), Series C, 6.10% due 7/01/2033                                  1,209
                       3,500   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie
                               Healthcare System), Series B, 7.125% due 12/01/2031                                          4,135

Rhode Island--1.4%     2,820   Rhode Island State Health and Educational Building Corporation, Hospital Financing
                               Revenue Bonds (Lifespan Obligation Group), 6.50% due 8/15/2032                               3,119


ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                               MuniHoldings Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
South                $ 3,020   Medical University Hospital Authority, South Carolina, Hospital Facilities
Carolina--1.6%                 Revenue Refunding Bonds, Series A, 6.375% due 8/15/2012 (i)                              $   3,599

Tennessee--6.1%        4,500   Hardeman County, Tennessee, Correctional Facilities Corporation Revenue Bonds,
                               7.75% due 8/01/2017                                                                          4,695
                               Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital
                               Revenue Refunding Bonds (Methodist Healthcare):
                       2,730       6.50% due 9/01/2012 (i)                                                                  3,268
                       1,845       6.50% due 9/01/2026 (j)                                                                  2,194
                       3,400   Tennessee Educational Loan Revenue Bonds (Educational Funding South Inc.), AMT,
                               Senior Series B, 6.20% due 12/01/2021                                                        3,500

Texas--15.0%           4,000   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First
                               Tier, Series A, 6.70% due 1/01/2028                                                          4,281
                               Brazos River Authority, Texas, PCR, Refunding (TXU Energy Company LLC Project):
                         900       AMT, Series C, 6.75% due 10/01/2038                                                        987
                       1,000       Series B, 4.75% due 5/01/2029                                                            1,026
                       2,340   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc. Project),
                               Series B, 7.75% due 12/01/2018                                                               2,602
                       3,875   Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental
                               Revenue Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625%
                               due 5/15/2033                                                                                4,314
                       1,800   Houston, Texas, Health Facilities Development Corporation, Retirement Facility
                               Revenue Bonds (Buckingham Senior Living Community), Series A, 7.125% due 2/15/2034           1,933
                       3,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor), AMT,
                               6.375% due 4/01/2027                                                                         3,217
                       1,485   Matagorda County, Texas, Navigation District Number 1, Revenue Refunding Bonds
                               (Reliant Energy Inc.), Series C, 8% due 5/01/2029                                            1,639
                       1,425   Port Corpus Christi, Texas, Individual Development Corporation, Environmental
                               Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25% due
                               11/01/2031                                                                                   1,530
                       2,500   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese Project), Series A,
                               6.45% due 11/01/2030                                                                         2,637
                       6,465   Texas State Department of Housing and Community Affairs, Residential Mortgage Revenue
                               Bonds, AMT, Series A, 5.70% due 1/01/2033 (d)                                                6,633
                       2,970   Texas State Department of Housing and Community Affairs, Residential Mortgage Revenue
                               Refunding Bonds, AMT, Series B, 5.25% due 7/01/2022 (d)                                      3,069

Vermont--1.1%          2,370   Vermont Educational and Health Buildings, Financing Agency Revenue Bonds (Developmental
                               and Mental Health), Series A, 6% due 6/15/2017                                               2,474

Virginia--7.4%         1,150   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and Power Company),
                               Series A, 5.875% due 6/01/2017                                                               1,255
                       7,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT,
                               Series A, 6.10% due 2/01/2011 (a)                                                            7,887
                               Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                       4,250       Senior-Series A, 5.50% due 8/15/2028                                                     4,157
                       1,500       Senior-Series B, 8.40%** due 08/15/2029                                                    352
                         300       Senior-Series B, 8.80%** due 08/15/2030                                                     66
                       2,950   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J, Sub-Series J-1,
                               5.20% due 7/01/2019 (h)                                                                      2,981

Washington--0.6%       1,380   Seattle, Washington, Housing Authority Revenue Bonds (Replacement Housing Project),
                               6.125% due 12/01/2032                                                                        1,365

West Virginia--0.4%    1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community Hospital
                               Association Inc. Project), 6% due 5/01/2019                                                    829

Wisconsin--1.2%                Wisconsin State Health and Educational Facilities Authority Revenue Bonds:
                         825       (New Castle Place Project), Series A, 7% due 12/01/2031                                    836
                       1,755       (Synergyhealth Inc.), 6% due 11/15/2032                                                  1,865

Wyoming--1.3%          3,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation
                               Project), AMT, Series B, 6.90% due 9/01/2024                                                 3,039


ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                               MuniHoldings Fund, Inc.          (In Thousands)
                     Face
                     Amount    Municipal Bonds                                                                            Value
Puerto Rico--2.6%    $ 4,005   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series RR, 5%
                               due 7/01/2027 (m)                                                                        $   4,264
                       2,060   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
                               Financing Authority, Special Facilities Revenue Bonds (American Airlines Inc.),
                               Series A, 6.45% due 12/01/2025                                                               1,545

U.S. Virgin Islands--  3,460   Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa
1.7%                           Coker Project), AMT, 6.50% due 7/01/2021                                                     3,924

                               Total Municipal Bonds (Cost--$313,385)--147.4%                                             331,899


                      Shares
                        Held   Short-Term Securities
                           9   Merrill Lynch Institutional Tax-Exempt Fund (n)                                                  9

                               Total Short-Term Securities (Cost--$9)--0.0%                                                     9

                               Total Investments (Cost--$313,394*)--147.4%                                                331,908
                               Other Assets Less Liabilities--1.4%                                                          3,310
                               Preferred Stock, at Redemption Value--(48.8%)                                            (110,000)
                                                                                                                        ---------
                               Net Assets Applicable to Common Stock--100.0%                                            $ 225,218
                                                                                                                        =========

  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                             (in Thousands)

    Aggregate cost                                            $     313,142
                                                              =============
    Gross unrealized appreciation                             $      19,948
    Gross unrealized depreciation                                   (1,182)
                                                              -------------
    Net unrealized appreciation                               $      18,766
                                                              =============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) Radian Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) MBIA Insured.

(i) Prerefunded.

(j) Escrowed to maturity.

(k) ACA Insured.

(l) FHA Insured.

(m) XLCA.

(n) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                             (in Thousands)

                                              Net                 Dividend
    Affiliate                               Activity               Income

    Merrill Lynch Institutional
       Tax-Exempt Fund                         --                   $10

    See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments                                                   MuniHoldings Insured Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
Arizona--2.0%        $ 3,590   Pinal County, Arizona, COP, 5.25% due 12/01/2023                                         $   3,801

California--31.8%      3,250   California Pollution Control Financing Authority, PCR, Refunding, DRIVERS, AMT,
                               Series 878Z, 7.113% due 12/01/2009 (b)(h)                                                    3,798
                               California State Department of Water Resources, Power Supply Revenue Bonds, Series A:
                       4,000       5.375% due 5/01/2017 (d)                                                                 4,433
                       3,400       5.25% due 5/01/2020                                                                      3,675
                       3,325       5.375% due 5/01/2022                                                                     3,616
                       2,000   California State Public Works Board, Lease Revenue Bonds (Department of General
                               Services--Capital East End Complex), Series A, 5% due 12/01/2027 (a)                         2,085
                       1,300   California State, Various Purpose, GO, 5.50% due 4/01/2028                                   1,422
                       1,800   East Side Union High School District, California, Santa Clara County, GO (Election
                               of 2002), Series B, 5% due 8/01/2027 (c)                                                     1,892
                               Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                               Revenue Bonds, Series B:
                       5,000       5.75% due 6/01/2022                                                                      5,331
                       1,600       5.375% due 6/01/2028 (c)                                                                 1,691
                       5,305   Industry, California, Urban Development Agency, Tax Allocation Bonds (Civic-
                               Recreational--Industrial Redevelopment Project No. 1), Series B, 5% due 5/01/2019 (b)        5,641
                               Los Angeles, California, Unified School District, GO:
                       2,000       (Election of 1997), Series F, 5% due 1/01/2028 (c)                                       2,101
                       5,780       Series A, 5% due 1/01/2028 (b)                                                           6,072
                       2,565   Modesto, California, Schools Infrastructure Financing Agency, Special Tax Bonds,
                               5.50% due 9/01/2036 (a)                                                                      2,826
                       1,750   Sacramento County, California, Sanitation District Financing Authority, Revenue
                               Refunding Bonds, RIB, Series 366, 8.462% due 12/01/2027 (h)                                  1,847
                       1,265   San Jose, California, GO (Libraries, Parks and Public Safety Projects), 5% due
                               9/01/2030 (b)                                                                                1,326
                               San Pablo, California, Joint Powers Financing Authority, Tax Allocation Revenue
                               Refunding Bonds (b):
                       2,635       5.66%* due 12/01/2024                                                                      966
                       2,355       5.66%* due 12/01/2025                                                                      811
                       2,355       5.66%* due 12/01/2026                                                                      766
                       2,800   Tustin, California, Unified School District, Senior Lien Special Tax Bonds
                               (Community Facilities District No. 97-1), Series A, 5% due 9/01/2038 (f)                     2,897
                       2,000   University of California Revenue Bonds (Multiple Purpose Projects), Series Q, 5%
                               due 9/01/2022 (f)                                                                            2,120
                       3,480   West Contra Costa, California, Unified School District, GO, Series C, 5% due
                               8/01/2021 (c)                                                                                3,699

Colorado--6.4%                 Aurora, Colorado, COP (a):
                       2,440       5.75% due 12/01/2015                                                                     2,726
                       2,560       5.75% due 12/01/2016                                                                     2,860
                       2,730       5.75% due 12/01/2017                                                                     3,047
                       2,890       5.75% due 12/01/2018                                                                     3,223

Connecticut--7.2%      8,000   Connecticut State, HFA Revenue Bonds (Housing Mortgage Finance Program), AMT,
                               Series D-2, 5.15% due 11/15/2022 (b)                                                         8,234
                       5,000   Connecticut State Health and Educational Facilities Authority Revenue Bonds
                               (Connecticut State University System), Series E, 5% due 11/01/2033 (c)                       5,229

Florida--3.3%          3,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due 10/01/2021 (c)         3,685
                       2,500   Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds
                               (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (a)                                 2,533

Georgia--2.2%          2,000   Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25% due 10/01/2034 (f)                    2,160
                       1,700   Georgia State, GO, Series B, 5.25% due 7/01/2013                                             1,880

Illinois--14.1%                Chicago, Illinois, GO (c):
                       5,000       5.50% due 1/01/2021                                                                      5,360
                       7,965       Series A, 6% due 7/01/2010 (g)                                                           9,112
                       2,150   Chicago, Illinois, O'Hare International Airport Revenue Bonds, DRIVERS, AMT,
                               Series 845-Z, 8.654%  due 1/01/2012 (b)(d)(h)                                                2,694
                               Chicago, Illinois, Park District, Limited Tax, GO, Series A (c):
                       2,965       5.75% due 1/01/2011 (g)                                                                  3,351
                         535       5.75% due 1/01/2017                                                                        594
                       4,500   Illinois State, GO, First Series, 6% due 1/01/2018 (c)                                       4,997
                          45   Lake, Cook, Kane and McHenry Counties, Illinois, Community Unit School District
                               No. 220, GO, 5.75% due 12/01/2019 (c)                                                           50

Louisiana--1.2%        2,080   Louisiana Public Facilities Authority, Mortgage Revenue Refunding Bonds (Baton Rouge
                               General Medical Center Project), 5.25% due 7/01/2033 (b)(e)                                  2,210

Massachusetts--7.9%    3,565   Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior
                               Series A, 5% due 7/01/2035                                                                   3,673
                       1,375   Massachusetts State, GO (Consolidated Loan of 2005), Series A, 5% due 3/01/2023 (f)          1,470
                          65   Massachusetts State, GO, Refunding, Series D, 5.375% due 8/01/2012 (b)(g)                       73


ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (continued)                                       MuniHoldings Insured Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
Massachusetts        $ 1,415   Massachusetts State, HFA, Housing Development Revenue Refunding Bonds, AMT,
(concluded)                    Series A, 5.15% due 6/01/2011 (b)                                                        $   1,438
                       2,440   Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series C,
                               5.50% due 7/01/2032 (f)                                                                      2,532
                       5,000   Massachusetts State Special Obligation Dedicated Tax Revenue Bonds, 5.25% due
                               1/01/2025 (c)                                                                                5,408

Michigan--3.8%         2,035   Boyne City, Michigan, Public School District, GO, 5.75% due 5/01/2009 (c)(g)                 2,240
                               Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds, AMT (d):
                       1,750       DRIVERS, Series 857Z, 7.712% due 3/01/2010 (h)                                           1,989
                       1,000       DRIVERS, Series 858Z, 7.413% due 12/01/2011 (h)                                          1,143
                       1,500       (Detroit Edison Pollution), Series B, 5.65% due 9/01/2029                                1,603

Minnesota--2.4%        4,015   Sauk Rapids, Minnesota, Independent School District Number 47, GO, Series A, 5.65%
                               due 2/01/2019 (b)                                                                            4,454

Mississippi--0.7%      1,250   Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy
                               Resources Inc. Project), 5.875% due 4/01/2022                                                1,266

Missouri--7.7%         2,000   Cape Girardeau, Missouri, School District Number 063, GO (Missouri Direct Deposit
                               Program), 5.50% due 3/01/2018 (c)                                                            2,182
                               Mehlville, Missouri, School District Number R-9, COP (f):
                       1,570       (Missouri Capital Improvement Projects), 5.50% due 9/01/2015                             1,750
                       2,610       (Missouri Capital Improvement Projects), 5.50% due 9/01/2018                             2,902
                       1,925       Series A, 5.50% due 3/01/2014                                                            2,135
                       2,175       Series A, 5.50% due 3/01/2015                                                            2,396
                       1,170       Series A, 5.50% due 3/01/2016                                                            1,289
                       1,500       Series A, 5.50% due 3/01/2017                                                            1,651

Nebraska--2.1%                 Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, First
                               Tier, Series A (a):
                       1,585       5.50% due 4/01/2020                                                                      1,740
                       2,000       5.50% due 4/01/2021                                                                      2,195

Nevada--2.4%           4,000   Las Vegas New Convention and Visitors Authority Revenue Bonds, 5.75% due
                               7/01/2009 (a)(g)                                                                             4,454

New Jersey--9.2%               New Jersey EDA, Cigarette Tax Revenue Bonds:
                       5,295       5.75% due 6/15/2029                                                                      5,675
                       3,800       5.75% due 6/15/2034                                                                      4,218
                       6,700   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25% due
                               7/01/2033 (b)                                                                                7,225

New York--27.1%       10,000   Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due
                               8/01/2009 (f)(g)(j)                                                                         11,271
                               New York City, New York, GO, Refunding:
                       3,785       Series C, 5.875% due 8/01/2006 (b)(g)                                                    3,988
                       2,465       Series C, 5.875% due 2/01/2016 (b)                                                       2,595
                       7,500       Series G, 5.75% due 2/01/2006 (f)(g)                                                     7,775
                       7,085   New York City, New York, GO, Series G, 5.75% due 10/15/2007 (f)(g)                           7,632
                               New York City, New York, Sales Tax Asset Receivable Corporation Revenue Bonds,
                               Series A (a):
                       3,380       5.25% due 10/15/2027                                                                     3,696
                       1,000       5% due 10/15/2029                                                                        1,060
                       2,645   New York State Dormitory Authority Revenue Bonds (School Districts Financing Program),
                               Series D, 5.25% due 10/01/2023 (b)                                                           2,878
                               Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series C-1:
                       4,900       5.50% due 6/01/2017                                                                      5,382
                       2,000       5.50% due 6/01/2021                                                                      2,195
                       1,745   West Islip, New York, Union Free School District, GO, Refunding, 5% due 10/01/2014 (f)       1,934

Oregon--0.8%           1,400   Portland, Oregon, Urban Renewal and Redevelopment Tax Allocation Bonds (Oregon
                               Convention Center), Series A, 5.75% due 6/15/2015 (a)                                        1,571

Pennsylvania--10.6%    3,900   Pennsylvania State Higher Educational Facilities Authority, State System of Higher
                               Education Revenue Bonds, Series O, 5.125% due 6/15/2024 (a)                                  4,042
                       6,045   Philadelphia, Pennsylvania, Airport Revenue Bonds (Philadelphia Airport System), AMT,
                               Series B, 5.50% due 6/15/2017 (c)                                                            6,384
                       4,930   Philadelphia, Pennsylvania, School District, GO, Series A, 5.25% due 4/01/2009 (b)(g)        5,339
                       1,800   Washington County, Pennsylvania, Capital Funding Authority Revenue Bonds (Capital
                               Projects and Equipment Program), 6.15% due 12/01/2029 (a)                                    1,919
                       1,885   York County, Pennsylvania, School of Technology Authority, Lease Revenue Refunding
                               Bonds, 5.50% due 2/15/2022 (c)                                                               2,095

Rhode Island--4.7%     5,000   Providence, Rhode Island, Redevelopment Agency, Revenue Refunding Bonds (Public Safety
                               and Municipal Buildings), Series A, 5.75% due 4/01/2010 (a)(g)                               5,646
                       2,870   Rhode Island State Health and Educational Building Corporation Revenue Bonds (Rhode
                               Island School of Design), Series D, 5.50% due 8/15/2031 (d)                                  3,143

South Carolina--0.9%   1,525   Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Hospital
                               Facilities, Revenue Refunding Bonds, Series A, 5.25% due 2/15/2025 (b)(e)                    1,642

Tennessee--3.1%                Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT, Series A (f):
                       2,935       5.25% due 7/01/2022                                                                      3,051
                       2,695       5.35% due 1/01/2026                                                                      2,793


ANNUAL REPORTS, APRIL 30, 2005


Schedule of Investments (concluded)                                       MuniHoldings Insured Fund, Inc.          (In Thousands)
                     Face
State                Amount    Municipal Bonds                                                                            Value
Texas--4.1%          $ 4,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS, AMT,
                               Series 778-Z, 7.654% due 11/01/2011 (b)(h)                                               $   4,537
                       2,913   Houston, Texas, Community College System, Participation Interests, COP (Alief
                               Center Project), 5.75% due 8/15/2022 (b)                                                     3,157

Virginia--2.4%         4,445   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J, Sub-Series J-1,
                               5.20% due 7/01/2019 (b)                                                                      4,492

Washington--4.8%       4,000   Bellevue, Washington, GO, Refunding, 5.50% due 12/01/2039 (b)                                4,435
                       2,310   Chelan County, Washington, Public Utility District Number 001, Consolidated Revenue
                               Bonds (Chelan Hydro System), AMT, Series A, 5.45% due 7/01/2037 (a)                          2,438
                       1,810   Snohomish County, Washington, Public Utility District Number 001, Electric Revenue
                               Bonds, 5.50% due 12/01/2022 (f)                                                              2,000

West Virginia--2.8%    5,000   West Virginia State Housing Development Fund, Housing Finance Revenue Refunding Bonds,
                               Series D, 5.20% due 11/01/2021 (b)                                                           5,206

Wisconsin--0.3%          500   Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Blood
                               Center of Southeastern Wisconsin Project), 5.50% due 6/01/2024                                 520

Wyoming--0.9%          1,500   Wyoming Student Loan Corporation, Student Loan Revenue Refunding Bonds, Series A,
                               6.20% due 6/01/2024                                                                          1,619

Puerto Rico--3.1%      3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series RR, 5% due
                               7/01/2027 (d)                                                                                3,727
                       1,870   Puerto Rico Public Buildings Authority, Government Facilities, Revenue Refunding
                               Bonds, Series D, 5.25% due 7/01/2036                                                         1,971

                               Total Municipal Bonds (Cost--$300,377)--170.0%                                             315,995


                      Shares
                        Held   Short-Term Securities
                         121   Merrill Lynch Institutional Tax-Exempt Fund (i)                                                121

                               Total Short-Term Securities (Cost--$121)--0.1%                                                 121

                               Total Investments (Cost--$300,498**)--170.1%                                               316,116
                               Other Assets Less Liabilities--2.0%                                                          3,738
                               Preferred Stock, at Redemption Value--(72.1%)                                            (134,033)
                                                                                                                        ---------
                               Net Assets Applicable to Common Stock--100.0%                                            $ 185,821
                                                                                                                        =========

  * Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 ** The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                             (in Thousands)

    Aggregate cost                                            $     300,498
                                                              =============
    Gross unrealized appreciation                             $      15,913
    Gross unrealized depreciation                                     (295)
                                                              -------------
    Net unrealized appreciation                               $      15,618
                                                              =============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) XL Capital Insured.

(e) FHA Insured.

(f) FSA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                             (in Thousands)

                                              Net                Dividend
    Affiliate                               Activity              Income

    Merrill Lynch Institutional
       Tax-Exempt Fund                       (200)                 $49

(j) All or a portion of security held as collateral in connection with open financial future contracts.

    Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                             (in Thousands)

                                            Notional             Unrealized
                                             Amount            Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Swap Index Rate and pay a fixed
    rate of 3.853%

    Broker, Morgan Stanley
    Capital Services, Inc.
    Expires June 2015                       $15,000                  $(293)


    Financial futures sold as of April 30, 2005 were as follows:

                                                             (in Thousands)

    Number of                       Expiration      Face         Unrealized
    Contracts        Issue             Date        Value       Depreciation

      300        10-Year U.S.          June
                 Treasury Bond         2005       $32,774            $(652)

    See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005


Statements of Net Assets
                                                                                                                   MuniHoldings
                                                                                                MuniHoldings         Insured
As of April 30, 2005                                                                             Fund, Inc.         Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   331,898,895    $   315,995,004
       Investments in affiliated securities, at value**                                                  8,893            120,732
       Cash                                                                                             70,718                 --
       Variation margin receivable                                                                          --             75,000
       Receivable for securities sold                                                                  115,000          1,613,250
       Interest receivable                                                                           5,844,675          4,658,160
       Dividends receivable from affiliates                                                                 16                  8
       Prepaid expenses                                                                                  1,949              1,950
                                                                                               ---------------    ---------------
       Total assets                                                                                337,940,146        322,464,104
                                                                                               ---------------    ---------------

Liabilities

       Payable for securities purchased                                                              2,427,032          1,910,796
       Unrealized depreciation on forward interest rate swaps                                               --            293,385
       Payable to investment adviser                                                                   140,645            119,383
       Payable for other affiliates                                                                      2,326              2,238
       Dividends payable to Common Stock shareholders                                                   83,137            132,657
       Payable to custodian bank                                                                            --             84,881
       Accrued expenses and other liabilities                                                           68,746             66,790
                                                                                               ---------------    ---------------
       Total liabilities                                                                             2,721,886          2,610,130
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of AMPS+++
       at $25,000 per share liquidation preference                                                 110,000,000        134,032,776
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   225,218,260    $   185,821,198
                                                                                               ===============    ===============

Analysis of Net Assets Applicable to Common Stock

       Undistributed investment income--net                                                    $     4,473,210    $     2,780,287
       Accumulated realized capital losses--net                                                    (3,560,213)       (23,116,275)
       Unrealized appreciation--net                                                                 18,513,466         14,672,046
                                                                                               ---------------    ---------------
       Total accumulated earnings (losses)--net                                                     19,426,463        (5,663,942)
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++                                                      1,381,174          1,286,754
       Paid-in capital in excess of par                                                            204,410,623        190,198,386
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   225,218,260    $   185,821,198
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         16.31    $         14.44
                                                                                               ===============    ===============
       Market price                                                                            $         16.12    $         13.70
                                                                                               ===============    ===============
         * Identified cost on unaffiliated securities                                          $   313,385,429    $   300,377,174
                                                                                               ===============    ===============
        ** Identified cost on affiliated securities                                            $         8,893    $       120,732
                                                                                               ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
             Series A Shares                                                                             2,200              2,680
                                                                                               ===============    ===============
             Series B Shares                                                                             2,200              2,680
                                                                                               ===============    ===============
        ++ Common Shares issued and outstanding                                                     13,811,738         12,867,541
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005


Statements of Operations
                                                                                                                   MuniHoldings
                                                                                                MuniHoldings         Insured
For the Year Ended April 30, 2005                                                                Fund, Inc.         Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    19,083,785    $    15,263,062
       Dividends from affiliates                                                                         9,597             49,244
                                                                                               ---------------    ---------------
       Total income                                                                                 19,093,382         15,312,306
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      1,805,447          1,745,509
       Commission fees                                                                                 281,754            343,228
       Accounting services                                                                             121,448            119,189
       Transfer agent fees                                                                              50,639             48,208
       Professional fees                                                                                50,571             51,955
       Printing and shareholder reports                                                                 34,426             37,238
       Directors' fees and expenses                                                                     33,276             33,276
       Listing fees                                                                                     20,350             20,256
       Custodian fees                                                                                   19,642             19,375
       Pricing fees                                                                                     16,905             15,388
       Other                                                                                            36,158             40,128
                                                                                               ---------------    ---------------
       Total expenses before waiver and reimbursement                                                2,470,616          2,473,750
       Waiver and reimbursement of expenses                                                            (1,971)          (186,442)
                                                                                               ---------------    ---------------
       Total expenses after waiver and reimbursement                                                 2,468,645          2,287,308
                                                                                               ---------------    ---------------
       Investment income--net                                                                       16,624,737         13,024,998
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          2,939,627          4,231,200
           Futures contracts and forward interest rate swaps--net                                           --        (1,934,287)
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      2,939,627          2,296,913
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          8,533,658          3,518,201
           Futures contracts and forward interest rate swaps--net                                           --        (1,006,480)
                                                                                               ---------------    ---------------
       Total unrealized appreciation--net                                                            8,533,658          2,511,721
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                      11,473,285          4,808,634
                                                                                               ---------------    ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                      (1,607,958)        (2,002,764)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    26,490,064    $    15,830,868
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005


Statements of Changes in Net Assets                                                                       MuniHoldings Fund, Inc.
                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    16,624,737    $    17,258,888
       Realized gain--net                                                                            2,939,627          2,349,989
       Change in unrealized appreciation--net                                                        8,533,658          3,059,319
       Dividends to Preferred Stock shareholders                                                   (1,607,958)          (973,764)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         26,490,064         21,694,432
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (15,903,116)       (15,287,032)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (15,903,116)       (15,287,032)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                158,591            105,221
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase in net assets applicable to Common Stock                                      10,745,539          6,512,621
       Beginning of year                                                                           214,472,721        207,960,100
                                                                                               ---------------    ---------------
       End of year*                                                                            $   225,218,260    $   214,472,721
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     4,473,210    $     5,359,547
                                                                                               ===============    ===============

             See Notes to Financial Statements.


Statements of Changes in Net Assets                                                               MuniHoldings Insured Fund, Inc.
                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    13,024,998    $    13,371,943
       Realized gain--net                                                                            2,296,913          4,700,599
       Change in unrealized appreciation/depreciation--net                                           2,511,721       (10,118,251)
       Dividends to Preferred Stock shareholders                                                   (2,002,764)        (1,212,833)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         15,830,868          6,741,458
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (11,735,198)       (11,387,774)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (11,735,198)       (11,387,774)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            4,095,670        (4,646,316)
       Beginning of year                                                                           181,725,528        186,371,844
                                                                                               ---------------    ---------------
       End of year*                                                                            $   185,821,198    $   181,725,528
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,780,287    $     3,493,447
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                                      MuniHoldings Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended April 30,
from information provided in the financial statements.        2005           2004           2003           2002           2001
Per Share Operating Performance

       Net asset value, beginning of year                 $     15.54    $     15.07    $     14.50    $     13.76    $     13.16
                                                          -----------    -----------    -----------    -----------    -----------
       Investment income--net                                1.20++++       1.25++++       1.25++++           1.17           1.10
       Realized and unrealized gain--net                          .84            .40            .40            .66            .65
       Less dividends to Preferred Stock shareholders
       from investment income--net                              (.12)          (.07)          (.10)          (.16)          (.32)
                                                          -----------    -----------    -----------    -----------    -----------
       Total from investment operations                          1.92           1.58           1.55           1.67           1.43
                                                          -----------    -----------    -----------    -----------    -----------
       Less dividends to Common Stock shareholders
       from investment income--net                             (1.15)         (1.11)          (.98)          (.93)          (.83)
                                                          -----------    -----------    -----------    -----------    -----------
       Net asset value, end of year                       $     16.31    $     15.54    $     15.07    $     14.50    $     13.76
                                                          ===========    ===========    ===========    ===========    ===========
       Market price per share, end of year                $     16.12    $     14.43    $     14.43    $     13.38    $     13.18
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return++

       Based on net asset value per share                      12.95%         10.94%         11.54%         12.64%         11.71%
                                                          ===========    ===========    ===========    ===========    ===========
       Based on market price per share                         20.22%          7.58%         15.75%          8.51%         12.09%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement*                    1.13%          1.14%          1.18%          1.21%          1.27%
                                                          ===========    ===========    ===========    ===========    ===========
       Total expenses*                                          1.13%          1.15%          1.18%          1.21%          1.27%
                                                          ===========    ===========    ===========    ===========    ===========
       Total investment income--net*                            7.61%          7.98%          8.40%          8.03%          8.08%
                                                          ===========    ===========    ===========    ===========    ===========
       Amount of dividends to Preferred Stock
       shareholders                                              .74%           .45%           .66%          1.08%          2.32%
                                                          ===========    ===========    ===========    ===========    ===========
       Investment income--net, to Common Stock
       shareholders                                             6.87%          7.53%          7.74%          6.95%          5.76%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                1.47%           .88%          1.23%          1.96%          3.97%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                         $   225,218    $   214,473    $   207,960    $   200,091    $   189,787
                                                          ===========    ===========    ===========    ===========    ===========
       Preferred Stock outstanding, end of year
       (in thousands)                                     $   110,000    $   110,000    $   110,000    $   110,000    $   110,000
                                                          ===========    ===========    ===========    ===========    ===========
       Portfolio turnover                                      36.23%         42.89%         50.68%         62.94%         91.25%
                                                          ===========    ===========    ===========    ===========    ===========

Leverage

       Asset coverage per $1,000                          $     3,047    $     2,950    $     2,891    $     2,819    $     2,725
                                                          ===========    ===========    ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                   $       366    $       220    $       315    $       492    $     1,016
                                                          ===========    ===========    ===========    ===========    ===========
       Series B--Investment income--net                   $       365    $       223    $       302    $       490    $       968
                                                          ===========    ===========    ===========    ===========    ===========

         * Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      ++++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005


Financial Highlights                                                                              MuniHoldings Insured Fund, Inc.

The following per share data and ratios have been derived                       For the Year Ended April 30,
from information provided in the financial statements.        2005           2004           2003           2002           2001
Per Share Operating Performance

       Net asset value, beginning of year                 $     14.12    $     14.48    $     13.78    $     13.29    $     12.29
                                                          -----------    -----------    -----------    -----------    -----------
       Investment income--net                                1.01++++       1.04++++       1.06++++           1.07           1.14
       Realized and unrealized gain (loss)--net                   .38          (.42)            .62            .44           1.01
       Less dividends to Preferred Stock shareholders
       from investment income--net                              (.16)          (.09)          (.13)          (.21)          (.41)
                                                          -----------    -----------    -----------    -----------    -----------
       Total from investment operations                          1.23            .53           1.55           1.30           1.74
                                                          -----------    -----------    -----------    -----------    -----------
       Less dividends to Common Stock shareholders
       from investment income--net                              (.91)          (.89)          (.85)          (.81)          (.74)
                                                          -----------    -----------    -----------    -----------    -----------
       Net asset value, end of year                       $     14.44    $     14.12    $     14.48    $     13.78    $     13.29
                                                          ===========    ===========    ===========    ===========    ===========
       Market price per share, end of year                $     13.70    $     12.64    $     13.50    $     12.65    $     12.89
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return++

       Based on net asset value per share                       9.35%          4.07%         12.04%         10.28%         15.05%
                                                          ===========    ===========    ===========    ===========    ===========
       Based on market price per share                         15.90%         (.07%)         13.79%          4.38%         24.67%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement*         1.24%          1.24%          1.28%          1.30%          1.15%
                                                          ===========    ===========    ===========    ===========    ===========
       Total expenses*                                          1.35%          1.34%          1.38%          1.39%          1.44%
                                                          ===========    ===========    ===========    ===========    ===========
       Total investment income--net*                            7.09%          7.12%          7.55%          7.75%          8.71%
                                                          ===========    ===========    ===========    ===========    ===========
       Amount of dividends to Preferred Stock
       shareholders                                             1.09%           .65%           .91%          1.50%          3.14%
                                                          ===========    ===========    ===========    ===========    ===========
       Investment income--net, to Common Stock
       shareholders                                             6.00%          6.47%          6.64%          6.25%          5.57%
                                                          ===========    ===========    ===========    ===========    ===========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                1.50%           .90%          1.23%          1.99%          3.94%
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                         $   185,821    $   181,726    $   186,372    $   177,286    $   171,007
                                                          ===========    ===========    ===========    ===========    ===========
       Preferred Stock outstanding, end of year
       (in thousands)                                     $   134,000    $   134,000    $   134,000    $   134,000    $   134,000
                                                          ===========    ===========    ===========    ===========    ===========
       Portfolio turnover                                      51.81%         39.94%         49.59%         49.69%         94.80%
                                                          ===========    ===========    ===========    ===========    ===========

Leverage

       Asset coverage per $1,000                          $     2,387    $     2,356    $     2,391    $     2,323    $     2,276
                                                          ===========    ===========    ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                   $       372    $       225    $       313    $       502    $       964
                                                          ===========    ===========    ===========    ===========    ===========
       Series B--Investment income--net                   $       376    $       228    $       302    $       491    $     1,005
                                                          ===========    ===========    ===========    ===========    ===========

         * Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      ++++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MHD and MUS, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (continued)


(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--MuniHoldings Insured Fund, Inc. recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. There were no significant reclassifications in the current year for MuniHoldings Fund, Inc. or MuniHoldings Insured Fund, Inc. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through their investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended April 30, 2005, FAM reimbursed the Funds in the amount of $1,971 and $8,530 relating to MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc., respectively. In addition, FAM earned fees of $1,745,509, of which $177,912 was waived, relating to MuniHoldings Insured Fund, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $1,500 in commissions on the execution of portfolio security transactions for MuniHoldings Fund, Inc. for the year ended April 30, 2005.

For the year ended April 30, 2005, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. reimbursed FAM $7,141 and $7,391, respectively, for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2005 were as follows:


                                                               MuniHoldings
                                      MuniHoldings                  Insured
                                        Fund, Inc.               Fund, Inc.

Total Purchases                       $117,110,929             $162,043,361
Total Sales                           $118,182,899             $164,527,428



4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors are authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding for MuniHoldings Fund, Inc. for the years ended April 30, 2005 and April 30, 2004 increased by 9,843 and 6,668, respectively, as a result of dividend reinvestment.



ANNUAL REPORTS, APRIL 30, 2005



Notes to Financial Statements (concluded)


Shares issued and outstanding for MuniHoldings Insured Fund, Inc. for the years ended April 30, 2005 and April 30, 2004 remained constant.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2005 were as follows:


                                                               MuniHoldings
                                      MuniHoldings                  Insured
                                        Fund, Inc.               Fund, Inc.

Series A                                     2.55%                    2.85%
Series B                                     2.85%                    2.55%


Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2005, MLPF&S earned commissions as follows:


Fund                                                            Commissions

MuniHoldings Fund, Inc.                                            $168,937
MuniHoldings Insured Fund, Inc.                                    $227,707


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.096000 per share and $.076000 per share relating to MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. respectively, on May 27, 2005 to shareholders of record on May 13, 2005.


MuniHoldings Fund, Inc.

The tax character of distributions paid during the fiscal years ended April 30, 2005 and April 30, 2004 was as follows:

                                         4/30/2005                4/30/2004

Distributions paid from:
   Tax-exempt income                $   17,511,074           $   16,260,796
                                    --------------           --------------
Total distributions                 $   17,511,074           $   16,260,796
                                    ==============           ==============


As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                         $    4,221,243
Undistributed long-term capital gains--net                               --
                                                             --------------
Total undistributed earnings--net                                 4,221,243
Capital loss carryforward                                      (3,435,164)*
Unrealized gains--net                                          18,640,384**
                                                             --------------
Total accumulated earnings--net                              $   19,426,463
                                                             ==============

 * On April 30, 2005, the Fund had a net capital loss carryforward of $3,435,164, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniHoldings Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended April 30, 2005 and April 30, 2004 was as follows:

                                         4/30/2005                4/30/2004

Distributions paid from:
   Tax-exempt income                $   13,737,962           $   12,600,607
                                    --------------           --------------
Total distributions                 $   13,737,962           $   12,600,607
                                    ==============           ==============


As of April 30, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                         $    2,780,287
Undistributed long-term capital gains--net                               --
                                                             --------------
Total undistributed earnings--net                                 2,780,287
Capital loss carryforward                                     (20,278,429)*
Unrealized gains--net                                          11,834,200**
                                                             --------------
Total accumulated losses--net                                $  (5,663,942)
                                                             ==============

 * On April 30, 2005, the Fund had a net capital loss carryforward of $20,278,429, of which $10,694,516 expires in 2008 and
   $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.



ANNUAL REPORTS, APRIL 30, 2005



Report of Independent Registered Public Accounting Firm



To the Shareholders and Board of Directors of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statements of net assets of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. (the "Funds"), including the schedules of investments, as of April 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. at April 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
June 10, 2005



Fund Certification (unaudited)


In September 2004, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. during the taxable year ended April 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.



ANNUAL REPORTS, APRIL 30, 2005



Automatic Dividend Reinvestment Plan


The following description of the Funds' Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to each Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Funds declare an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that each Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of each Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



ANNUAL REPORTS, APRIL 30, 2005



In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Funds as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Funds' shares is above the net asset value, participants in the Plan will receive shares of the Funds at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when each Fund's shares are trading at a premium over net asset value, each Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Funds reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



ANNUAL REPORTS, APRIL 30, 2005



Disclosure of Investment Advisory Agreement            MuniHoldings Fund, Inc.


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, including fees associated with the Fund's auction market preferred stock; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed, and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider the renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information about fees charged to other types of clients, such as institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, information relating to the status of the Fund's managed dividend program, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in November 2004, the independent directors' and Board's review included the following:



ANNUAL REPORTS, APRIL 30, 2005



                                                       MuniHoldings Fund, Inc.


The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Advisor were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one, three and five year periods ranked in the top 25% of the group for all periods. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's tax-exempt fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, background and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. DiMella, the Fund's portfolio manager, has more than ten years' experience investing in municipal bonds and is supported by a staff of experienced research analysts. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board also considered the fees charged by the Investment Adviser to institutional clients, which generally were slightly lower but the Board noted that the Investment Adviser did not have any other clients for which it manages funds with the same investment mandate. The Board noted that the Fund's contractual management fee rate was the second lowest of the funds in its Lipper category, that its actual management fee rate - both including and excluding the assets attributable to the Fund's Preferred Stock - was lower than the average of the funds in its category and that its overall operating expenses were lower than the average of its comparable funds in the Lipper category. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considers whether there have been economies of scale in respect of the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board concluded that, given the Fund's structure as a closed end fixed income fund, there is no evidence to date of economies of scale and the Board will continue to seek information regarding economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



ANNUAL REPORTS, APRIL 30, 2005



Disclosure of Investment Advisory Agreement    MuniHoldings Insured Fund, Inc.


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, including fees associated with the Fund's auction market preferred stock; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed, and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider the renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information about fees charged to other types of clients, such as institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, information relating to the status of the Fund's managed dividend program, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in November 2004, the independent directors' and Board's review included the following:



ANNUAL REPORTS, APRIL 30, 2005



                                               MuniHoldings Insured Fund, Inc.


Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment management services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Advisor were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, you should know that, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Fund's performance within the group compared for the one and three year periods ranked in the top 25% of the group and had improved significantly from performance that was below the median of the Fund's Lipper comparable group for earlier periods. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objective and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's tax-exempt fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, background and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. DiMella, the Fund's portfolio manager, has more than ten years' experience investing in municipal bonds and is supported by a staff of experienced research analysts. The Board concluded that the Investment Adviser and its investment staff and the Fund's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board also considered the fees charged by the Investment Adviser to institutional clients, which generally were slightly lower but the Board noted that the Investment Adviser did not have any other clients for which it manages funds with the same investment mandate. The Board noted that the Fund's contractual management fee rate was at the median of the nine funds in its Lipper category, that its actual management fee rate, including the assets attributable to the Fund's Preferred Stock, was at the median of those nine comparable funds and that its overall operating expenses were slightly higher than the median of the nine funds in the Lipper comparable group. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considers whether there have been economies of scale in respect of the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board concluded that, given the Fund's structure as a closed end fixed income fund, there is no evidence to date of economies of scale and the Board will continue to seek information regarding economies of scale.


Conclusion

After the independent directors deliberated in executive session the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



ANNUAL REPORTS, APRIL 30, 2005


Officers and Directors

                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Robert C. Doll, Jr.*    President    2005 to    President of MLIM/FAM-advised funds since      124 Funds      None
P.O. Box 9011           and          present    2005; President of MLIM and FAM since 2001;    163 Portfolios
Princeton,              Director                Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                   to 2001 and Senior Vice President from 1999
Age: 50                                         to 2001; President and Director of Princeton
                                                Services, Inc. ("Princeton Services") since 2001;
                                                President of Princeton Administrators, L.P.
                                                ("Princeton Administrators") since 2001; Chief
                                                Investment Officer of Oppenheimer Funds, Inc.
                                                in 1999 and Executive Vice President thereof
                                                from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment
   Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


ANNUAL REPORTS, APRIL 30, 2005


Officers and Directors (continued)

                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served     Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors*

Ronald W. Forbes        Director     1997 (MHD) Professor Emeritus of Finance, School of       48 Funds       None
P.O. Box 9095                        and 1998   Business, State University of New York at      48 Portfolios
Princeton,                           (MUS) to   Albany since 2000 and Professor thereof from
NJ 08543-9095                        present    1989 to 2000; International Consultant, Urban
Age: 64                                         Institute, Washington D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     1997 (MHD) Professor, Harvard Business School since       48 Funds       Newell
P.O. Box 9095                        and 1998   1989; Associate Professor, J.L. Kellogg        48 Portfolios  Rubbermaid, Inc.
Princeton,                           (MUS) to   Graduate School of Management, Northwestern                   (manufacturing)
NJ 08543-9095                        present    University from 1985 to 1989; Associate
Age: 52                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School of Publishing since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001; Counsel   48 Funds       None
P.O. Box 9095                        present    of Alliance Capital Management (investment     48 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director
NJ 08543-9095                                   and Secretary of Sanford C. Bernstein & Co.,
Age: 59                                         Inc. (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C. Bernstein
                                                Fund, Inc. from 1994 to 2000; Director and
                                                Secretary of SCB, Inc. since 1998; Director
                                                and Secretary of SCB Partners, Inc. since 2000;
                                                Director of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute from 1995     48 Funds       None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United       48 Portfolios
Princeton,                                      States Foreign Service from 1961 to 1995;
NJ 08543-9095                                   Career Minister, from 1989 to 1995; Deputy
Age: 69                                         Inspector General, U.S. Department of State
                                                from 1991 to 1994; U.S. Ambassador to The
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West         Director     1997 (MHD) Professor of Finance from 1984 to 1995,        48 Funds       Bowne & Co.,
P.O. Box 9095                        and 1998   Dean from 1984 to 1993 and since 1995          48 Portfolios  Inc. (financial
Princeton,                           (MUS) to   Dean Emeritus of New York University Leonard                  printers);
NJ 08543-9095                        present    N. Stern School of Business Administration.                   Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Director     2000 to    Self-employed financial consultant since       48 Funds       None
P.O. Box 9095                        present    1994; Executive Vice President of The          48 Portfolios
Princeton,                                      Prudential Insurance Company of America
NJ 08543-9095                                   from 1988 to 1994; former Director of
Age: 70                                         Prudential Reinsurance Company and former
                                                Trustee of the Prudential Foundation.

 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


ANNUAL REPORTS, APRIL 30, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1997 (MHD) First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    and 1998   Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          (MUS) to   since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM
NJ 08543-9011           Treasurer    present    from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice
Age: 44                              and 1999   President, Treasurer and Secretary of the IQ Funds since 2004.
                                     to present


Kenneth A. Jacob        Senior       2002 to    Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           Vice         present
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to    Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           Vice         present
Princeton,              President
NJ 08543-9011
Age: 41


Robert A. DiMella       Vice         1997 (MHD) Managing Director of MLIM since 2004; Director of MLIM from 2002 to 2004;
P.O. Box 9011           President    and 1999   Vice President of MLIM from 1996 to 2001.
Princeton,                           (MUS) to
NJ 08543-9011                        present
Age: 38


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 53                                         and Global Director of Compliance at Citigroup Asset Management from 2000 to
                                                2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present    2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbols
MHD    MuniHoldings Fund, Inc.
MUS    MuniHoldings Insured Fund, Inc.


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin
A. Ryan, Director of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. retired. The Funds' Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Funds.



ANNUAL REPORTS, APRIL 30, 2005



Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS, APRIL 30, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

     (a) Audit Fees -         Fiscal Year Ending April 30, 2005 - $32,000
                              Fiscal Year Ending April 30, 2004 - $31,500

     (b) Audit-Related Fees - Fiscal Year Ending April 30, 2005 - $3,500
                              Fiscal Year Ending April 30, 2004 - $3,000

     The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

     (c) Tax Fees -           Fiscal Year Ending April 30, 2005 - $5,700
                              Fiscal Year Ending April 30, 2004 - $5,200

     The nature of the services include tax compliance, tax advice and tax planning.

     (d) All Other Fees -     Fiscal Year Ending April 30, 2005 - $0
                              Fiscal Year Ending April 30, 2004 - $0

     (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2)  0%

     (f) Not Applicable

     (g) Fiscal Year Ending April 30, 2005 - $9,200
         Fiscal Year Ending April 30, 2004 - $8,200

     (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid (as of August 20, 2004)
           Kevin A. Ryan (retired as of December 31, 2004)
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee").
           The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

     From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

     In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

     In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

     The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors.
  As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund, Inc.


Date: June 20, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Fund, Inc.


Date: June 20, 2005


By:    /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund, Inc.


Date: June 20, 2005